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                                                                    EXHIBIT 10.2



                                  WENTWORTH LLC
                                Corporate Center
                                  West Bay Road
                                  Grand Cayman


                                                                January 24, 2001


ESAT, INC.
16520 Harbor Boulevard, Bldg. G
Fountain Valley, California 92708

Gentlemen:

        This will confirm our understanding as follows: On October 6, 2000, we advanced the sum of $2,000,000 within the framework of the Private Equity Credit Agreement between us. Within five (5) days from the date hereof, you agree to execute a Convertible Note for said sum with the conversion provisions to be correlative of the terms of the Private Equity Credit Agreement. The security provisions between us, and the collateral thereunder, shall cover your obligations under said Convertible Note.

        Notwithstanding anything to the contrary in the Registration Rights Agreement between us, you shall use your best efforts to cause to be filed, within fifteen (15) days from the date hereof, an amendment reflecting our recent transactions and will have your counsel diligently and promptly respond to any SEC comments thereon in order to accelerate the effective date of such amendment.

        If the above correctly sets forth our understanding, please sign and return one copy of this letter.

                                        Very truly yours,

                                        WENTWORTH LLC


                                        By:
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AGREED & ACCEPTED:

ESAT, INC.


By:
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